                                   EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John C. Aldin and Gary W. Miller, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities noted below to sign the Baldwin & Lyons, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto, required to be filed pursuant to the requirements of Sections 12(g), 13, or 15(d) of the Securities and Exchange Act of 1934, as amended, granting unto each of said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

     SIGNATURE AND TITLE                          DATED:


/s/ John C. Aldin                                 February 4, 1997
-------------------------                         ----------------
John C. Aldin,
Chairman of the Board
(Principal Executive)

/s/ Gary W. Miller                                February 4, 1997
-------------------------                         ----------------
Gary W. Miller, Director
and President

/s/ G. Patrick Corydon                            February 4, 1997
-------------------------                         ----------------
G. Patrick Corydon, Vice
President (Finance) and Treasurer
(Principal Financial and Accounting
Officer)

/s/ Stuart D. Bilton                              February 4, 1997
-------------------------                         ----------------
Stuart D. Bilton, Director

/s/ Otto N. Frenzel, III                          February 4, 1997
-------------------------                         ----------------
Otto N. Frenzel, III, Director

/s/ John M. O'Mara                                February 4, 1997
-------------------------                         ----------------
John M. O'Mara, Director

/s/ Thomas H. Patrick                             February 4, 1997
-------------------------                         ----------------
Thomas H. Patrick, Director

/s/ Norton Shapiro                                February 4, 1997
-------------------------                         ----------------
Norton Shapiro, Director

/s/ L. Leslie Waters                              February 4, 1997
-------------------------                         ----------------
L. Leslie Waters, Ph.D., Director

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